                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ] Preliminary proxy statement     [ ] Confidential For Use of this
                                        Commission Only
                                        (as permitted by Rule 14a-6(e)(2))
[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                               AUGRID CORPORATION
                (Name of Registrant as Specified in Its Charter)


                    (Name of Person(s) Filing Proxy Statement
                            if Other than Registrant)

    Payment of filing fee (Check the appropriate box):

[X] No Fee Required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).

    (4) Proposed maximum aggregate value of transaction:

    (5) Total Fee Paid:


[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

    (2) Form, schedule or registration statement no.:

    (3) Filing party:

    (4) Date filed:

                               AUGRID CORPORATION
                              2275 EAST 55TH STREET
                              CLEVELAND, OHIO 44103

August 25, 2003


Dear Stockholder:

You are cordially invited to attend the 2003 Annual Meeting of Stockholders of AuGRID Corporation, a Nevada corporation (the "Company" or "AuGRID"), to be held on Friday, September 26, 2003 at 10:00 a.m., Ohio local time, at the Marriot Cleveland Key Center, 127 Public Square, Cleveland, Ohio 44114. We urge you to be present in person or represented by proxy at the meeting.

You will be asked to consider and vote upon (i) the election of members of AuGRID's Board of Directors, (ii) the ratification of the engagement of the Company's independent accountants for the year ending December 31, 2003 and
(iii) any other proposal properly presented to stockholders at the meeting. The Board of Directors unanimously recommends that stockholders vote to approve all proposals. Details of the proposals, as well as information regarding the Company, are set forth in the accompanying proxy statement.

The record date for the Annual Meeting is August 1, 2003. Only stockholders of record at the close of business on the record date are entitled to receive notice and to vote at the Annual Meeting. A complete list of such stockholders will be available for inspection at the Company's offices in Cleveland, Ohio, during regular business hours for a period of 10 days before the Annual Meeting. This list will also be available for inspection at the Annual Meeting.

Whether or not you plan to attend the annual meeting in person, it is important that your shares are represented. Please promptly complete, sign, date and return the enclosed proxy card in the accompanying envelope, which requires no postage if mailed within the United States. You are, of course, cordially invited to attend the Annual Meeting and vote in person even if you have returned a proxy card. You may revoke your proxy at any time before it is voted. If you plan to attend the Annual Meeting in person and your shares are held in the name of a bank, broker or other record holder, you will need to bring a copy of a brokerage statement or other document evidencing stock ownership as of the record date.

On behalf of the Board of Directors and management of AuGRID, I thank you for your support.

Sincerely yours,


M. J. Shaheed
President and Chief Executive Officer

                               AUGRID CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON FRIDAY, SEPTEMBER 26, 2003

STOCKHOLDERS OF AUGRID CORPORATION

The 2003 Annual Meeting of Stockholders of AuGRID Corporation, a Nevada corporation (the "Company" or "AuGRID"), will be held on Friday, September 26, 2003, at 10:00 a.m., Ohio local time, at the Marriot Cleveland Key Center, 127 Public Square, Cleveland, Ohio 44114, and the doors of the meeting will be open at 9:30 a.m.

      The meeting will be conducted:

      1. To consider and to vote upon the following proposals, each of which is described in more detail in the accompanying proxy statement:

            (i)   Proposal One:  Election of five persons, M. J. Shaheed, Mary
                                 F. Sloat-Horoszko, Essa Mashni, Michael Young and Stan Chapman, to serve on the Board of Directors until the next Annual Meeting of Stockholders to be held in 2004 or until election and qualification of their successors;


            (ii)  Proposal Two:  Ratification of the appointment of Henry L.
                                 Creel Co., Inc., a firm of independent
                                 accountants, as the Company's auditors for the year ending December 31, 2003.

      2. To consider and act upon such other matters as may properly come before the meeting and any and all postponements or adjournments thereof.

Only stockholders of record at the close of business on August 1, 2003 will be entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

                                             Mary F. Sloat-Horoszko
                                             Secretary

        EACH STOCKHOLDER IS REQUESTED TO EXECUTE AND PROMPTLY RETURN THE
              ENCLOSED PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE.

                               AUGRID CORPORATION
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                    To be held on Friday, September 26, 2003

                       Mailed on or About August 26, 2003

                                  INTRODUCTION

This Proxy Statement (the "Proxy Statement") is being furnished to stockholders of AuGRID Corporation a Nevada corporation ("AuGRID" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of AuGRID (the "Board" or the "Board of Directors") from holders of record of AuGRID's outstanding shares of common stock, par value $.01 per share (the "Common Stock"), as of the close of business on August 1, 2003 (the "Record Date") for use at the 2003 Annual Meeting of Stockholders of AuGRID (the "Annual Meeting") to be held on Friday, September 26, 2003, at 10:00 a.m. (Cleveland, Ohio local time) at the Marriot Cleveland Key Center, 127 Public Square, Cleveland, Ohio 44114,and at any adjournments or postponements thereof. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about August 25, 2003. The principal executive offices of AuGRID are located at 2275 East 55th Street II-Floor, Cleveland, Ohio 44103, and its telephone number is 216.426.1589.

                             SOLICITATION OF PROXIES

Proxies will be solicited by mail, telephone, or other means of communication. Solicitation also may be made by directors, officers and other employees of AuGRID not specifically employed for this purpose. AuGRID will reimburse brokerage firms, custodians, nominees and fiduciaries in accordance with the rules of the National Association of Securities Dealers, Inc., for reasonable expenses incurred by them in forwarding materials to the beneficial owners of shares. The entire cost of solicitation will be borne by AuGRID.

                       VOTING RIGHTS AND PROXY INFORMATION

As of the Record Date of August 1, 2003, there were 442,583,480 shares of the Company's Common Stock outstanding, held of record by 704 persons, and there were 317,500 shares of Preferred Stock outstanding, held of record by 6 persons. The Preferred Stock is non-voting stock, and the Board of Directors is authorized to establish the rights, preferences and limitations between or among any series of Preferred Stock.

Only holders of record of shares of the Common Stock as of the close of business on the Annual Meeting Record Date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Such holders of shares of the Common Stock are entitled to one vote per share on any matter that may properly come before the Annual Meeting. The presence, either in person or by properly executed and delivered proxy, of the holders of a majority of the then outstanding shares of the Common Stock is necessary to constitute a quorum at the Annual Meeting and to permit action to be taken by the stockholders at such meeting. Under Nevada law, shares of the Common Stock represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

The affirmative vote of a plurality of shares of the Common Stock present in person or represented by proxy at the Annual Meeting is required to elect the directors nominated pursuant to Proposal One. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote, or otherwise) as to Proposal One will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes. Thus, the withholding of a vote with respect to the election of any nominee for director will have the practical effect of a vote against that nominee.

The ratification of the appointment of auditors, as set forth in Proposal Two, and of any other matter properly brought before the Annual Meeting requires the approval of a majority of the shares of the Common Stock present in person or represented by proxy at the Annual Meeting. An abstention with respect to any share will have the practical effect of a vote against Proposal Two or any other question or matter properly brought before the Annual Meeting. A broker non-vote with respect to any share will not affect the passage of Proposal Two or any other question or matter properly brought before the Annual Meeting, since the share is not considered present for voting purposes.

The directors and executive officers of AuGRID intend to vote in accordance with the recommendations of the Board with respect to Proposals One and Two and any other question or matter properly brought before the Annual Meeting.

All shares of Common Stock that are represented at the Annual Meeting by properly executed and delivered proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated for any Proposal, such proxies will be voted in accordance with the recommendations of the Board as set forth herein with respect to such Proposal.

In the event that a quorum is not present at the time the Annual Meeting is convened or if for any other reason AuGRID believes that additional time should be allowed for the solicitation of proxies, AuGRID may adjourn the Annual Meeting with or without a vote of the stockholders. If AuGRID proposes to adjourn the Annual Meeting by a vote of the stockholders, the persons named in the enclosed form of proxy will vote all shares of AuGRID Common Stock for which they have voting authority in favor of such adjournment.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with AuGRID, at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares of AuGRID Common Stock and delivering it to AuGRID at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to AuGRID Corporation, Attention: Mary Sloat-Horoszko, Secretary, 2275 East 55th Street II-Floor, Cleveland, Ohio 44103.

                                  ANNUAL REPORT

The Company files an Annual Report on Form 10-KSB with the Securities and Exchange Commission. The Company mailed a copy of the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 to the stockholders with this Proxy Statement. The Annual Report on Form 10-KSB does not form any part of the material for the solicitation of proxies, except as otherwise provided in this Proxy Statement. Stockholders may obtain copies of exhibits to the Annual Report on Form 10-KSB upon written request and payment of the Company's reasonable expenses in furnishing such exhibits. Written requests should be sent to Investor Relations Department, AuGRID Corporation, 2275 East 55th Street, Cleveland, Ohio 44103. The annual report on Form 10-KSB with exhibits also is available at the Commission's website, www.sec.gov, or at the Commission's public reference room at Judiciary Plaza Building, 450 Fifth Street, N.W., Washington, D.C. 20549. You may call 1-800-SEC-0330 for more information on the Commission's public reference room.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

GENERAL

Pursuant to the Company's Bylaws, the number of directors may be changed from time to time by Board resolution; provided, however, that the number of directors may not be fewer than three (3) nor more than twenty (20). The number of directors currently is fixed at five (5), serving in a single class. Each director of the Company serves for a one-year term or until his successor is duly elected and qualified, and each director's term of office expires at this year's Annual Meeting.

The Board has nominated and recommends the reelection of each of the following persons to serve as a director for a one-year term expiring at the next Annual Meeting of Stockholders to be held in 2004. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR each nominee.

If elected, each nominee has consented to serve as a director of the Company for a one-year term and until his respective successor is elected and qualified. Although it is not contemplated that any nominee will be unable to serve as director, in such event, the proxies will be voted for such other person or persons as may be designated by the present Board of Directors.

NOMINEES

The nominees, each to serve as a director of the Company, and the age and positions of each with the Company, as of August 1, 2003, are as follows:

NAME                      AGE      POSITION
----                      ---      --------
M. J. Shaheed             36       Director; Chairman; President and
                                   Chief Executive Officer

Mary F. Sloat-Horoszko    36       Director; Secretary

Essa Mashni               38       Director

Michael Young             44       Director; Chief Operating Officer

Stan Chapman              36       Director; Chief Financial Officer; Treasurer


BUSINESS EXPERIENCE

M. J. SHAHEED has served as President, Chief Executive Officer and Chairman of the Board of Directors of the Company since March 1998. A native of Cleveland, Ohio, he attended Cleveland State University from 1986 to 1988, majoring in Physics and Computer Science. From 1986 through 1987, Mr. Shaheed assisted in the general instruction of math and science to children at the elementary level
- specializing in teaching handicapped and children with severe behavioral problems. From 1987 to 1990, he was a manager with the National Theatre Corporation in Cleveland Heights, Ohio, with overall management responsibility for customer relations, inventory, promotions, marketing and accounting. From 1990 through 1993, Mr. Shaheed was a systems engineer for Integrated Business Solutions located in Lyndhurst, Ohio. He was responsible for the construction of complete computer hardware systems, specifications, BIOS, cache and reconfiguring computer operational systems. He also worked on program that assisted the Dean of the Artificial Intelligence Department at Case Western Reserve, and he assisted as a Holistic Programming expert, analyst and overall troubleshooter relating to maximum and minimum system capacity. Since the founding of the Company, Mr. Shaheed has headed the research and development of flat panel technologies at the Company in accordance with the United States Government Flat Panel Display Initiative; and he has provided clients with systems engineering, CAD electronic circuit design work for high and low temperature ceramic tape, thermal analysis for 100% superconductive material, construction of complete complex computer systems and specifications, BIOS, cache, systems analysis and overall trouble shooting. From 1994 to March 1998, Mr. Shaheed's focus and dedication were directed solely to acquiring a viable flat screen technology to be implemented in the United States in the areas of auto, military and consumer electronics. During that period, he worked with Ceravision, Ltd., in research and development and the formulation and identification of flat panel technology market-specific applications in the United States.

MARY F. SLOAT-HOROSZKO has served as Secretary and a director of the Company since February, 1997. A graduate of Ohio State University, she holds a Bachelor of Arts Journalism degree with specialization in Broadcast Communication and Marketing. From 1992 to 1994, Ms. Sloat-Horoszko was a Producer and On-Air Coordinator for Cleveland, Ohio based WWWE-Newsradio. During this time, her responsibilities were Guest/Topic development and coordination; marketing and program/station promotional development and corporate and community events. From 1994 to late 1996, she served as Director of Marketing, responsible for product development, marketing, advertising and community and fund-raising events for Illinois Insurance Brokerage Services, Chicago, Illinois. From late 1996 to mid-1997, Ms. Sloat-Horoszko served as Director of Marketing and Sales for RAE Enterprises of Chagrin Falls, Ohio, where she was responsible for corporate sales, marketing, assessments, program development and facilitation. Clients included General Motors, IBM, UAW/Ford and Rubbermaid. Since joining the Company in mid-

1997, Ms. Sloat-Horoszko has managed the day-to-day office operations of the Company and has assisted in planning product lines and identifying target markets.

ESSA MASHNI, a director since of the Company since February, 1999, is a graduate of Wayne State College of Pharmacy with a degree in Pharmacy. He has served as Chief Pharmacist of Arbor Drugs since 1996. Mr. Mashni is a member of the American Pharmaceutical Association, the Michigan Pharmacy Association, the American Ramallah Federation and St. Mary's Antiochian Orthodox Church and an active participant in Ramallah Boys Club.

MICHAEL YOUNG has held various positions with the Company over the past few years and has served as Chief Operating Officer and as a director of the Company since March 2003. Mr. Young has over 20 years experience in Sales, Sales Management and Training. As a sales representative and national account manager for a national magazine and statewide newspaper, Mr. Young rejuvenated sales in his territory, tripling sales during his tenure. As a manager and owner in the electronic security industry, Mr. Young serviced both retail sales as well as wholesale distribution to regional territories. He is an accomplished public speaker and trainer, working with colleagues including Tony Brown, Les Brown and Zig Ziglar.

STAN CHAPMAN has held various positions with the Company over the past few years and has served as Chief Financial Officer and Treasurer as a director of the Company since March, 2003. Mr. Chapman holds a BS Business Administration and Accounting. With over 13 years of Public Accounting experience, Mr. Chapman has operated as comptroller for the Company as well as Chief Executive Officer of a private consulting firm and controller for both public and private companies. Stan also currently serves as Chief Financial Officer for a Cleveland not-for-profit organization. Mr. Chapman's financial services experience includes extensive auditing, projections, budget and corporate tax returns.

BOARD MEETINGS AND COMMITTEES

In 2002 the Board met in person 3 times, by telephone conference 9 times and acted by written consent 11 times. No director attended less than 80% of the number of meetings of the Board of Directors during the period for which he or she was a member of the Board. The Board has an Audit Committee, but it has no other standing committees, including without limitation any standing nominating or compensation committee or any other committee performing similar functions. The functions that would be performed by the nominating and compensation committees are performed by the Board as a whole. The Audit Committee, which is comprised of the non-management member of the Board, met once during 2002.

DIRECTOR COMPENSATION

Members of the Board receive no compensation for their services as directors, however, directors that are/were non-officers of the Company did receive 150,000 shares of restricted Common Stock on or about March 1, 2003. Each director is reimbursed for travel expense and other out-of-pocket costs incurred in attending meetings.

VOTE REQUIRED

Approval of the election of the nominees is subject to the affirmative vote of a plurality of shares of Company Common Stock present in person or represented by proxy at the Annual Meeting.

                THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY
          RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED IN PROPOSAL
                        ONE AS A DIRECTOR OF THE COMPANY.

                                  PROPOSAL TWO
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Company is asking the stockholders to ratify the selection of Henry L. Creel Co., Inc. ("HLC") as the Company's independent accountants for the fiscal year ending December 31, 2003. The affirmative vote of a majority of the outstanding voting shares of AuGRID Common Stock present or represented at the Annual Meeting will be required to ratify the selection of HLC.

If the stockholders fail to ratify HLC's appointment, the Board will consider the stockholders' action as a directive to select other auditors for the subsequent fiscal year. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year, if the Board determines that such a change would be in the best interest of the Company and its stockholders.

A representative of HLC will be present at the Annual Meeting, will be given an opportunity to make a statement and will be available to respond to appropriate questions.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the ratification of the appointment of HLC as AuGRID's independent accountants. If the stockholders of AuGRID reject the nomination, the Board of Directors will reconsider its selection.

VOTE REQUIRED

The ratification of the Board of Directors' appointment of Henry L. Creel Co., Inc., as AuGRID's independent public accountants for 2003 requires an affirmative vote of the holders of a majority of shares of AuGRID Common Stock present in person or represented by proxy at the Annual Meeting.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
            VOTE FOR APPROVAL OF PROPOSAL TWO RATIFY ITS SELECTION OF
                            INDEPENDENT ACCOUNTANTS.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

As of August 1, 2003, there were 442,583,480 shares of the Company's Common Stock outstanding, held of record by 704 persons, and there were 317,500 shares of Preferred Stock outstanding, held of record by 6 persons. The Preferred Stock is non-voting stock, and none of the beneficial holders of the Preferred Stock own more than five percent of the Preferred Stock or are related to the management of the Company.

CERTAIN BENEFICIAL OWNERS

Ownership as of August 1, 2003 of AuGRID Common Stock (to the Company's knowledge), by beneficial holders of more than five percent of the Common Stock, is as follows:

---------------------------------------------------------------------------------------------------
   TITLE OF CLASS            NAME AND ADDRESS OF            AMOUNT AND NATURE OF   PERCENT OF CLASS
                               BENEFICIAL OWNER                BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------
                           M. J. Shaheed
Common Stock               2275 East 55th Street                36,998,145 (1)          8.4%
                           Cleveland, Ohio 44103
---------------------------------------------------------------------------------------------------
Common Stock               Dan Rubin
                           Rubin Investment Group
                           10940 Wilshire Blvd.                230,000,000 (1)          51.9%
                           Los Angeles, CA 90074
---------------------------------------------------------------------------------------------------

(1) In addition, Mr. Shaheed, Chief Executive Officer of the Company, may be deemed to have beneficial ownership and voting rights of the 230,000,000 shares of Common Stock options at a price of $0.01 per share from a one-year proxy from Mr. Dan Rubin of Rubin Investment Group Inc. The proxy is non-transferable and does not prohibit Dan Rubin or Rubin Investment Group from selling the shares in open market transactions. Based upon information obtained from the Company's transfer agent, on July 31, 2003, said Common Stock options were exercised.

MANAGEMENT

The following table sets forth, as of August 1, 2003, the ownership of the Common Stock by each of the Company's directors and executive officers, and by all directors and executive officers, as a group. Each director and executive officers has full voting and investment power with respect to his shares, and no shares listed in the table below are subject to any vesting requirement.

   TITLE OF CLASS            NAME AND ADDRESS OF            AMOUNT AND NATURE OF   PERCENT OF CLASS
                               BENEFICIAL OWNER                BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------
                        M. J. Shaheed
Common Stock            2275 East 55th Street                   36,998,145 (1)            8.4%
                        Cleveland, Ohio 44103
---------------------------------------------------------------------------------------------------
                        Mary F. Sloat-Horoszko
Common Stock            2275 East 55th Street                     15,683,833              3.5%
                        Cleveland, Ohio 44103
---------------------------------------------------------------------------------------------------
                        Stan Chapman
Common Stock            2275 East 55th Street                     12,176,667              2.7%
                        Cleveland, Ohio 44103
---------------------------------------------------------------------------------------------------
                        Essa Mashni
Common Stock            175 Marsala Court                          156,440                  *
                        Canton, Michigan 48187
---------------------------------------------------------------------------------------------------
                        Michael Young
Common Stock            2275 East 55th Street                     14,669,667              3.3%
                        Cleveland, Ohio 44103
---------------------------------------------------------------------------------------------------
Common Stock            All Directors and Executive Officers,
                          as a group (5 persons)                  79,684,752               18%
---------------------------------------------------------------------------------------------------

 *  Less than 1% of the shares outstanding in the class.

(1) In addition, Mr. Shaheed, Chief Executive Officer of the Company, may be deemed to have beneficial ownership and voting rights of the 230,000,000 shares of Common Stock options at a price of $0.01 per share from a one-year proxy from Mr. Dan Rubin of Rubin Investment Group Inc. The proxy is non-transferable and does not prohibit Dan Rubin or Rubin Investment Group from selling the shares in open market transactions. Based upon information obtained from the Company's transfer agent, on July 31, 2003, said Common Stock options were exercised.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and certain of its officers and persons who own more than ten percent (10%) of any registered class of the Company's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and to furnish copies of such reports to the Company. Based solely on the Company's review of the copies of such forms it has received, the Company believes all Section 16(a) filing requirements were satisfied by the Company's directors and executive officers.

                            EXECUTIVE OFFICERS

The name, age and position of each executive officer of the Company are as follows. Each executive officer also is a nominee for director, and the business experience of each executive officer is set forth above under the caption Proposal One: Election of Directors.

    NAME                     AGE                    POSITION
    ----                     ---                    --------
M. J. Shaheed                36         Director; President and Chief Executive Officer

Mary F. Sloat-Horoszko       36         Director; Secretary

Michael Young                44         Director, Chief Operating Officer

Stan Chapman                 36         Director, Chief Financial Officer, and Treasurer

                             EXECUTIVE COMPENSATION

The following table sets forth all compensation paid during the fiscal years ended December 31, 2002, 2001 and 2000 to the Company's Chief Executive Officer. No other executive officer of the Company received total compensation exceeding $100,000 in any of the three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                        ANNUAL COMPENSATION
                                                      -------------------------
                                                                   OTHER ANNUAL
 NAME AND PRINCIPAL POSITION           YEAR           SALARY       COMPENSATION
-------------------------------------------------------------------------------
M. J. Shaheed                          2002           $ 21,500           (1)
President, CEO and Chairman            2001           $ 38,200          None
                                       2000           $110,000          None
-------------------------------------------------------------------------------
Mary F. Sloat-Horoszko, Secretary      2002           $ 13,100           (2)
-------------------------------------------------------------------------------

(1) In addition to his annual salary, Mr. Shaheed received 1,460,000 shares of restricted Common Stock priced at $0.10 per share, or $146,000.

(2) In addition to her annual salary, Ms. Sloat-Horoszko received 1,298,000 shares of restricted Common Stock priced at $0.10 per share, or $129,800.

No options or other rights to acquire the Company's securities were granted to any officer of the Company or exercised during the last fiscal year, and no such options or rights were outstanding at the end of the last fiscal year. The Company has no long-term incentive plan or pension plan nor any employment contract with any executive officer of the Company.

                             AUDIT COMMITTEE REPORT

This report is provided with respect to the Company's audited financial statements for the fiscal year ended December 31, 2002, included in the Company's Annual Report on Form 10-KSB for that year, which was filed with the Securities and Exchange Commission (the "Commission") on April 14, 2003. The information in this report shall not be deemed to be "soliciting material" or to be "filed" with the Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee, comprised of the non-management members of the Board, reviews the Company's financial reporting. In accordance with the written charter adopted by the Board of Directors, a copy of which is attached as Appendix A, the Audit Committee provides oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee reviews the charter annually to reassess its adequacy. During the fiscal year, the Audit Committee discussed the interim financial information contained in each quarterly earnings announcement with the chief executive officer, the principal accounting officer and the independent auditors prior to public release. The audit committee recommends to the Board the selection of auditors for presentation to the stockholders for ratification at each annual meeting.

Management is responsible for the Company's internal controls and for the preparation of its financial statements. The Company's independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to the Company's financial reporting, and it reviews the results and scope of the audit services provided by the Company's independent accountants. The independent auditors do not provide any non-audit services to the Company.

The Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) as amended, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") as amended, and has discussed with its auditors their independence from the Company.

AUDIT FEES

The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and review of its quarterly financial statements was $21,500 for the fiscal year ended December 31, 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

During the fiscal year ended December 31, 2002, the Company paid no fees to HLC for any non-audit services relating (i) directly or indirectly, to the operation or supervision of the operation of the Company's information system or to the management of the Company's local area network or (ii) to the design or implementation of a hardware or software system used to aggregate source data underlying the financial statements or generate information significant to the financial statements.

ALL OTHER FEES

During the fiscal year ended December 31, 2002, the Company paid no fees to its independent auditors, other than the audit fees disclosed above.

Relying on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company's financial statements for the three years ended December 31, 2002 should be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 filed with the Commission on April 14, 2003 in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                                           Submitted by the Audit Committee
                                           Essa Mashni, Director


                  STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit to the Board of Directors proposals to be considered for submission to the Annual Meeting of Stockholders to be held in 2003. Any such proposal should be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the Secretary, AuGRID Corporation, 2275 East 55th Street, Cleveland, Ohio 44103 and must be received no later than January 25, 2004. Any such notice shall set forth: (a) the name and address of the stockholder and the text of the proposal to be introduced;
(b) the number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the date of such notice; and (c) a representation that the stockholder intends to appear in person or by proxy at the meeting to introduce the proposal specified in the notice. The chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures. Proxy holders will use their discretion in voting proxies with respect to any stockholder proposal properly presented from the floor and not included in the Proxy Statement for the 2004 Annual Meeting, unless specific voting instructions are received with respect to any such proposal by February 24, 2004.

                      STOCKHOLDER NOMINATIONS FOR DIRECTOR

The Board of Directors will consider nominations to AuGRID's Board of Directors to the extent permitted under the Company's Bylaws. Any stockholder may recommend any person as a nominee for director of AuGRID by writing to the Secretary, AuGRID Corporation, 2275 East 55th Street, Cleveland, Ohio 44103. Recommendations must be received by January 25, 2004 to be considered at the Annual Meeting of Stockholders to be held in 2004.

                                  OTHER MATTERS

The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting. However, if any other matters come before the Annual Meeting, the holders of the proxies will vote on such matters in their discretion.

All information contained in this Proxy Statement relating to the securities holdings of directors and officers of the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than five percent of any class of voting securities of the Company is based upon information contained in reports filed by such owner with the SEC, except as otherwise set forth herein.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Mary F. Sloat-Horoszko
                                          Secretary

Cleveland, Ohio
August 25, 2003

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER

I.   PURPOSE

     The primary function of the Audit Committee ("the Committee") is to assist the Board of Directors ("the Board") of AuGRID of Nevada, Inc. ("the Company") in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to stockholders and the Securities and Exchange Commission ("SEC"); (ii) the system of internal controls that management has established; and (iii) the external audit process. In addition, the Committee provides an avenue for communication between the independent accountants, management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee.

II.  ORGANIZATION

     The Committee shall be composed of three or more directors as determined by the Board. The members must be independent of the management of the corporation and free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgement as a committee member. One of the members of the Committee may be elected Committee Chair by the Board.

III. MEETINGS

     The Committee will meet as often as the Committee deems necessary.

IV.  RESPONSIBILITIES AND DUTIES

     The Committee believes its policies and procedures should remain flexible in order to react to changing conditions. The Committee will fulfill its duties and responsibilities as follows:

     A.   General

          o Review and update this Charter periodically, at least annually, as conditions dictate.

          o Report Committee actions to the Board with such recommendations as the Committee may deem appropriate.

          o Provide open avenues of communication between and among the independent accountants, the management of the Company and the Board.

          o Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any investigation.

          o The Committee will do whatever else the law, the Company's charter, bylaws or the Board requires.

     B.   External/Independent Accountants

          o Recommend to the Board the selection of the independent accountants, considering independence and effectiveness. The Committee will review annually with management the fee arrangement with the independent accountants. On an annual basis, the Committee will review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountant's independence.

          o Obtain from the external auditors a formal written statement delineating all services provided to the Company and all relationships between the auditor and the Company.

          o The external auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders, and the Committee has the ultimate authority and responsibility to select, evaluate, and where appropriate replace the outside auditor.

          o Meet annually with the independent accountants and financial management of the Company to review the proposed scope of the external audit for each current year. The external audit scope shall include a requirement that the independent accountants inform the Committee of any significant changes in the independent accountants' original audit plan.

     C.   Financial Reporting Processes/Internal Controls

          QUARTERLY REPORTING PROCESS

               o Ensure that the independent accountants and the management of the Company are satisfied with the quality and appropriateness of the financial statements and that they advise the Committee through its Chair and the management of the Company of any significant matters identified through their review of the Company's interim quarterly financial statements. And that such notification is to be made prior to the related press release or, if not practicable, prior to filing the Form 10-Q for the applicable quarter.

               o On an ongoing basis, ensure that the independent accountants and the management of the Company are satisfied with the disclosure and content of the financial statements included in Form 10-Q, including the nature and extent of any significant changes in accounting principles, prior to the filing of the Form 10-Q with the SEC.

          ANNUAL REPORTING PROCESS

               o At the completion of the annual audit, discuss the following with management and the independent accountants:

                    - Review the results of the audit and the annual financial statements and related information to determine that the independent accountants and the management of the Company are satisfied with the quality, not just the acceptability, of the Company's accounting principles and underlying estimates, and the appropriateness of the financial statements, prior to the release of the annual earnings.

                    - Discuss the adequacy of the company's system of internal controls.

                    - Advise management and the independent accountant to discuss with the Committee their qualitative judgments about the appropriateness of accounting principles and financial disclosure practices used or adopted by the Company.

                    - Ensure that the independent accountants and the management of the Company are satisfied with the disclosure and content of the Form 10-K prior to its filing with the SEC.

     D.   Legal and Regulatory Compliance

     Review with the Company's legal counsel any legal matters that may have a significant impact on the Company's overall financials.

                               AUGRID CORPORATION
                              2275 EAST 55TH STREET
                              CLEVELAND, OHIO 44103

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints M.J. Shaheed and Mary F. Sloat-Horoszko and each of them, as Proxies, each with power of substitution, and hereby authorizes them to vote, as designated below, all common shares of AuGRID Corporation held of record by the undersigned on August 1, 2003, at the Annual Meeting of Shareholders to be held at 10:00 a.m. on Friday, September 26, 2003 at the Marriot Cleveland Key Center, 127 Public Square, Cleveland, Ohio 44114, and any adjournment or postponement thereof.

1. ELECTION OF DIRECTORS

   [ ] FOR all nominees listed below              [ ] WITHHOLD AUTHORITY to vote
       (except as marked to the contrary below)       for all nominees listed
                                                      below

        (1) M.J. Shaheed   (2) Mary F. Sloat-Horoszko   (3) Essa Mashni

                       (4) Michael Young   (5) Stan Chapman


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME ABOVE.


2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS. To consider and vote upon a proposal to ratify the appointment of Henry L. Creel Co., Inc. as independent certified public accountants of the Company for the fiscal year ending December 31, 2003.

                [ ] FOR      [ ] AGAINST      [ ] ABSTAIN


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL LISTED DIRECTORS AND FOR PROPOSAL 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


DATED ________________________, 2003


____________________________________
Signature

____________________________________
Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.